CREDIT AGREEMENT



                                   $15,000,000

                                  by and among

                           MERRILL LYNCH TRUST COMPANY
                                  OF CALIFORNIA

                               as trustee for the
                           FREMONT GENERAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP TRUST,


                  THE PLAN COMMITTEE (HEREINAFTER DESCRIBED) ON
                    BEHALF OF THE FREMONT GENERAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN,



                          FREMONT GENERAL CORPORATION,

                                       and

                       FIRST INTERSTATE BANK OF CALIFORNIA



                                 August 10, 1995

                                CREDIT AGREEMENT

        CREDIT AGREEMENT, dated August 10, 1995, by and among MERRIILL LYNCH TRUST COMPANY OF CALIFORNIA, as directed trustee (and in no other capacity) ("MLT") for the FREMONT GENERAL CORPORATION EMPLOYEE STOCK OWNERSHIP TRUST (the "TRUST"), the COMMITTEE (the "COMMITTEE") appointed by the Board of Directors of Fremont General Corporation to administer the FREMONT GENERAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (the "PLAN") on behalf of the Plan, FREMONT GENERAL CORPORATION, a Nevada corporation ("FREMONT"), and FIRST INTERSTATE BANK OF CALIFORNIA, a California banking corporation (the "BANK"). The Plan and the Trust are sometimes collectively referred to herein as the "ESOP."



                                    RECITALS

        A. The Bank made an $11,000,000 term loan (the "TERM LOAN") to the ESOP pursuant to that certain Term Credit Agreement, dated as of July 15, 1994, by and among Northern Trust Bank of California, N.A. ("NTB") , as trustee for the Trust, the Committee, on behalf of the Plan, Fremont, and the Bank (the "TERM CREDIT AGREEMENT"), for the purpose of refinancing indebtedness owing to Fremont incurred by the ESOP in connection with the purchase of shares of Fremont General Corporation Common Stock, $1.00 par value ("EMPLOYER STOCK"). The shares of Employer Stock currently held by the ESOP and any additional shares purchased by the ESOP will in turn be allocated to the Plan accounts of the Plan participants as provided in the ESOP governing documents.

      B. The obligations of NTB under the Term Credit Agreement and other documents and instruments executed in connection therewith were assigned to and assumed by MLT, pursuant to that certain Assignment and Assumption Agreement, dated as of August 1, 1994.

     C. The outstanding principal balance of the Term Loan, as of May 1, 1995 is $6,620,233.

      D. The ESOP has requested that the Bank (i) make available a non-revolving credit facility in the principal amount of $15,000,000 to enable the ESOP to acquire additional shares of Employer Stock from time to time, and (ii) convert the outstanding principal balance of the Term Loan into an advance under such credit facility.

     E. The ESOP has agreed to pledge certain unallocated Employer Stock as security for the repayment of the obligations owing under or in connection with this credit facility. F. The Bank is willing to make the requested credit facility available upon the terms and conditions set forth in this agreement (herein called the "AGREEMENT").

NOW,  THEREFORE,   in  consideration  of  the  foregoing  recitals,   which  are
incorporated herein, and intending to be legally bound hereby, the parties hereto agree as follows:



                             1. THE CREDIT
1.1        ADVANCES, CONVERSION OF TERM LOAN, AND BORROWING PROCEDURES

        (a) ADVANCES. Subject to the terms and conditions set forth in this Agreement, at any time from the Closing Date through February 29, 1996 (the "DRAW DOWN TERMINATION DATE"), the Bank shall make advances (each an "ADVANCE" and collectively the "ADVANCES") to the ESOP in such principal amounts as the Committee on behalf of the ESOP may request that do not exceed in the aggregate (together with all previously funded Advances, including but not limited to the Advance representing the conversion of the Term Loan) Fifteen Million Dollars ($15,000,000) (such sum being herein called the "COMMITMENT" of the Bank). Any Advances repaid by the ESOP may not be reborrowed. The term "CLOSING DATE" means the date that all of the conditions precedent to the making of the initial
Advance set forth in this Agreement have been satisfied. If the Closing Date does not occur on or before August 18, 1995, the Bank shall have no further obligation to fund any Advances or otherwise perform under this Agreement.



        (b) CONVERSION OF TERM LOAN. On the Closing Date, the outstanding principal balance of the Term Loan shall be deemed automatically converted into an Advance, without any further action required on the part of the ESOP or the Bank. The Committee on behalf of the Plan acknowledges and agrees that (i) the outstanding principal balance of the Term Loan, as of May 1, 1995, is $6,620,233, and (ii) the ESOP has no defense, counterclaim, offset, cross-complaint, claim, or demand of any kind or nature whatsoever which can be asserted to reduce or eliminate all or any part of its liability to repay the Term Loan. All interest that has accrued on the Term Loan and which remains unpaid on the Closing Date shall be paid on the first Interest Payment Date that occurs after the Closing Date (as provided for in the promissory note evidencing the Term Loan).



        (c) BORROWING PROCEDURES. The following procedure shall apply to all Advances (other than the conversion of the Term Loan into an Advance): Not later than 12:00 noon, Los Angeles time three (3) Business Days prior to the Business Day on which a proposed Advance is to be made pursuant to this Section 1. 1, the Bank must have received, at the Bank's office (at the address set forth on the signature page of this Agreement), a completed Request for Advance (or a non-written request confirmed within 24 hours in writing) specifying the date (which must be a Business Day) of the requested Advance and the amount of the requested Advance. The term "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or any day on which commercial banks in California are authorized or required by law to close. The term "REQUEST FOR ADVANCE" means a written request for an Advance signed by a person authorized to make the request on behalf of the ESOP, in form and substance acceptable to the Bank.



               (d) FUNDING PROCEDURES. Upon fulfillment of each of the applicable conditions set forth in Section 3, each Advance shall be remitted to the ESOP in accordance with instructions provided by the Committee to the Bank in writing (or in non-written instructions promptly confirmed within 24 hours in writing); provided, however, that the Bank (i) shall have no obligation to release the proceeds of an Advance unless the Committee, concurrently with the release of such proceeds, delivers (or arranges for the delivery of) to the Bank (or the Bank's agent) the Employer Stock which is purchased with such proceeds, and (ii) may fund each Advance through its agent (including, but limited to, the party which will maintain possession of the Employer Stock on behalf of the
Bank).



               (e) MINIMUM AND MAXIMUM AMOUNTS OF ADVANCES. The principal amount of each Advance:
                    (1) shall be an integral multiple of One Hundred Thousand Dollars ($100,000), or the full amount of the remaining unfunded Commitment if such amount is less than $100,000;

                    (2) shall not exceed the lesser of the purchase price or the fair market value of the Employer Stock purchased with such Advance (provide that this clause (2) shall not apply to the Advance which occurs as a result of the conversion of the Term Loan under paragraph (b) above); and

                    (3) shall permanently reduce the amount of the Commitment by a like amount, and at no time shall the principal amount of aggregate funded Advances (including but not limited to the Advance representing the conversion of the Term Loan) exceed $15,000,000.


               (f) ADVANCES TO BE EVIDENCED BY NOTE. Each Advance funded by the Bank (or deemed funded, in the case of the Advance representing the Term Loan) hereunder shall be evidenced by the Note.


               (g) PURPOSE OF ADVANCES. Each Advance shall be requested by the ESOP and used for the purposes described in Recital D. All Employer Stock purchased by or on behalf of the ESOP with the proceeds of any Advance shall be delivered to (concurrently with the release of the proceeds of the Advance by the Bank) and held by the Bank pursuant to the Amended and Restated Pledge Agreement.



               (h) NO ADVANCES AFTER DRAW DOWN TERMINATION DATE. The Bank shall not be obligated to make any Advances after the earlier of (i) the Draw Down Termination Date, or (ii) the date on which the Commitment has reached zero (0) due to prior fundings (or deemed fundings, in the case of the Advance representing the Term Loan) of Advances aggregating the sum of $15,000,000.



        1.2. NOTE. The Advances shall be evidenced by a single promissory note (the "(NOTE") in a principal amount equal to the Commitment. The Note shall be in the form attached hereto as Exhibit 1. The principal balance of the Note shall be payable in seven (7) equal annual installments. Each principal installment shall be due on April 1 of each year, beginning April 1, 1996. Interest shall be payable in arrears as provided in the Note. Each interest payment date (as provided in the Note for "Prime Rate" Loan Amounts) is herein referred to individually as a "INTEREST PAYMENT DATE" and collectively as the "INTEREST PAYMENT DATES." All principal, interest and other costs and charges remaining outstanding and unpaid on April 1, 2002 shall be due and payable on that date, or on such earlier date as is provided in ss.5 hereof. Any amounts repaid may not be reborrowed.



        1.3. PREPAYMENTS. The ESOP shall have the right to prepay the Note in whole at any time or in part from time to time, together with accrued interest to the date of such prepayment on the principal amount being prepaid, subject to the terms and conditions of the Note (including, but not limited to, the payment of additional fees and costs incurred by the Bank in connection with any prepayment of a portion of the principal balance of the Advances that is accruing interest at the "LIBO Rate" or the "CD Rate," as provided in the Note).

        1.4. PLACE OF PAYMENTS. All payments of principal, interest, fees, or other amounts payable hereunder or the other Loan Documents (collectively, the "OBLIGATIONS"), shall be remitted to the Bank at its office located at 401 East Ocean Boulevard, Suite 202, Long Beach, California 90802, or such other place selected by the Bank (as provided in a notice to the Committee), in immediately available funds. Except as provided in the Note, whenever any payment is stated as due on a day which is not a Business Day, the maturity of such payment shall be extended to the next succeeding day and interest shall continue to accrue during such extension. Upon payment in full of the principal of and interest on the Note and all other amounts payable hereunder and under each other Loan Document (hereinafter defined), the Bank shall surrender to the Committee the Note held by it duly marked canceled.


        1.5.          INTEREST.

               (a) ACCRUAL DATE; RATE . The ESOP will pay interest on the unpaid principal balance of the Advances, to accrue from the date that each Advance is disbursed until the principal amount thereof is paid in full, at the rates per annum specified in the Note.



               (b) DEFAULT RATE. In the event any Obligations are not paid when due, such amounts shall accrue interest at the default rate (the "DEFAULT RATE") described below, payable on demand by the Bank, from and after the date of occurrence and until such time as such past-due amounts (together with all accrued and unpaid interest in respect thereof, including interest accruing under this Section 1.5(b)), have been repaid in full. Such Default Rate shall be a rate per annum equal to three percent (3.0%) in excess of the "Prime Rate" (as defined in the Note). If and when all such past-due amounts have been repaid in full, the charging of the Default Rate shall be suspended.



        1.6. INCREASED COST. If the Bank shall have determined that compliance with any applicable law, governmental rule, regulation or order regarding capital adequacy of banks or bank holding companies, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by it with any request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any such authority, central bank or comparable agency enacted or effective after the date hereof, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of the Bank's obligations hereunder to a level below that which the Bank could have achieved but for such compliance (taking into consideration the Bank's policies with respect to capital adequacy immediately before such compliance and assuming that the Bank's capital was fully utilized prior to such compliance) by an amount deemed by the Bank to be material, then, upon demand, the ESOP shall be obligated to pay to the Bank on the next Interest Payment Date such additional amounts as shall be sufficient to compensate the Bank for such reduced return. A certificate of an officer of the Bank setting forth the amount to be paid to it and the basis for computation thereof hereunder shall constitute prima facie evidence of such amount. In determining such amount, the Bank may use any reasonable averaging and attribution methods; provided, however, that the Bank shall allocate all such costs equitably among its customers similarly affected. The ESOP shall not be responsible under this Section for changes in the rate of tax on general income and similar taxes on the overall net income of the Bank. If the Bank becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Committee thereof.






                     2.   REPRESENTATIONS AND WARRANTEES

2.1. REPRESENTATIONS AND WARRANTIES OF THE COMMITTEE. The Committee, on behalf of the Plan, represents and warrants to the Bank that:

               (a) ORGANIZATION, STANDING. The Plan is an "Employee Benefit Plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") and an "Employee Stock Ownership Plan" or "ESOP" within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "CODE"). The Plan and the Trust are organized, validly existing, and in good standing under ERISA and, to the extent applicable, under the laws of California, and they have the power and authority necessary to own their assets, carry on their business and enter into and perform their obligations hereunder, under the Note, and under all related loan documents (this Agreement, the Note, the Amended and Restated Pledge Agreement (defined in Section 4.15), the Amended and Restated Contribution and Put Agreement (defined in Section 6.2), the Amended and Restated Custodial Agreement (referred to in Section 3.2) and all related loan documents, agreements, and instruments, as the same may be amended, modified or supplemented from time to time, being referred to herein, individually, as a "LOAN DOCUMENT" and collectively, as the "LOAN DOCUMENTS").



               (b) AUTHORITY, ETC. The making and performance of the Loan Documents are within the ESOP's power and authority and have been duly authorized by all necessary corporate action of the Committee. The making and performance of the Loan Documents do not and under present law will not require any consent or approval of any Person, do not and under present law will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, do not violate any provision of the Plan or trust documents, do not and will not result in any breach of any agreement, lease or instrument to which the ESOP is a party, by which it is bound or to which any of its assets is or may be subject, and do not and will not give rise to any lien or charge upon any of its assets except in favor of the Bank. Exhibit 2 attached hereto is a copy of the resolutions of the Committee, authorizing MLT (as trustee on behalf of the Trust) to enter into this Agreement and the other Loan Documents, and the transactions contemplated pursuant hereto and thereto, and identifying those representatives of the Committee who are duly authorized to execute this Agreement and the other Loan Documents on behalf of the ESOP and to take other actions pursuant hereto and thereto.



      The term "PERSON" shall mean any individual, corporation, partnership, trust, unincorporated association, joint stock company or other legal entity or organization and any government or agency or political subdivision thereof.



               (C) VALIDITY OF DOCUMENTS. Each Loan Document, when executed and delivered by representatives of the ESOP, will be the legal, valid and binding obligation of the ESOP enforceable against it in accordance with its terms, except insofar as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, receivership, or similar laws affecting creditors' rights generally, or by principles of equity. No authorization, consent, approval, license, exemption of or filing or registration with any court, governmental agency or other tribunal is or under present law will be necessary to the validity or performance of any Loan Document.


             (d) TITLE TO PROPERTIES. The Plan (through the Trust) owns, and has good and marketable tide to, all of the assets reflected in its balance sheet as at December 31, 1993 . or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no mortgages, security interests, leases, liens or other encumbrances except those permitted by Section 4.3 hereof.

             (e) FINANCIAL STATEMENTS.  The ESOP's financial  statements,  as of
December 31, 1994 for the one-year period then ending, submitted to the Bank in draft form, are complete and correct in all material respects and fairly present the financial condition as of the date and for the period referred to, all in accordance with generally accepted accounting principles consistently maintained, subject to fiscal year-end audit adjustments. There are no liabilities, fixed or contingent, which are material but not reflected in such financial statements other than liabilities arising in the ordinary operation of the ESOP since December 31, 1994. There has been no material adverse change in the financial condition or operation of the ESOP since the date of the interim financial statements except as may have heretofore been disclosed to the Bank in writing with a copy being attached hereto as Exhibit 3.



        The term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean accounting principles which are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors as generally accepted accounting principles, and (b) such that a certified public accountant would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion or a qualified opinion in the manner described in Labor Regulation Section 2520.1038 as to financial statements in which such principles have been properly and consistently applied.



             (f) LITIGATION. Except as set forth in Exhibit 4 hereto, there are no actions, suits or proceedings pending or threatened against or affecting the ESOP or any of its assets before any court, government agency, or other tribunal, which could have a material adverse effect on its operations, business, assets, liabilities or upon its ability to perform under the Loan Documents.


            (g) NO MATERIALLY ADVERSE CONTRACTS, ETC. The ESOP is not subject to any legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Committee has or is expected in the future to have a materially adverse effect on the ESOP's operations, business, assets, liabilities or upon its ability to perform under the Loan Documents. The ESOP is not a party to any contract or agreement which in the judgment of the Committee has or is expected to have any materially adverse effect on the ESOP's business, except as otherwise reflected in adequate reserves.


        (h) COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. The ESOP is not violating any provision of any agreement or instrument by which it or any of its assets is bound or any decree, order, judgment, or, to the knowledge of the Committee, any statute, license, rule or regulation, in a manner which could result in the imposition of substantial penalties or materially and adversely affect the ESOP's operations, business, assets, liabilities or the ESOP's ability to perform under the Loan Documents.



            (i) TAX RETURNS. The ESOP and Fremont (with reference to the ESOP) have (a) made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which the ESOP is subject, (b) paid all taxes and other governmental assessments and charges where the penalty for or the result of any failure to do so would have a material adverse effect on the ESOP's financial condition as shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (c) set aside on the ESOP's books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Committee does not know of any basis for any such claim.

            (j) ERISA. The ESOP is in compliance with ERISA and the Code, where applicable, in all material respects. Fremont and/or any ERISA Affiliate has, as of the date hereof, made all contributions or payments to or under the ESOP required by law or the terms of the Plan or any other contract or agreement.


        For purposes of ERISA matters under this Agreement, "ERISA AFFILIATE" means any entity that is a member of any group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which Fremont is a member.


            (k) EMPLOYER STOCK. The purchase of the Employer Stock and the extension of credit by the Bank are for the exclusive benefit of participants of the ESOP and their beneficiaries.


            (0) DISCLOSURE GENERALLY. The representations and statements made by the Committee on behalf of the ESOP in connection with this credit facility and the Advances, including but not limited to representations and statements in each of the Loan Documents, do not and will not contain any untrue statement of a material fact or omit to state a material fact or any fact necessary to make the representations made not materially misleading. No written information, exhibit, report, brochure or financial statement furnished by the Committee to the Bank in connection with this credit facility, the Advances, or any Loan Document contains or will contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

            (m) NOT IN DEFAULT. No Event of Default or other event which, with the giving of notice or the passage of time or both, would constitute an Event of Default under any Loan Document has occurred and is continuing.


        2.2. REPRESENTATIONS, WARRANTIES AND ROLE OF MLT. MLT represents and warrants to the Bank that: (i) it is validly existing and in good standing under the laws of its state of formation, (ii) it is duly qualified to do business and is in good standing in California, and (iii) under state law it has all requisite power and authority to execute and deliver the Loan Documents on behalf of the Trust (as directed by the Committee), and to perform all of its obligations under the Loan Documents.

Notwithstanding anything to the contrary herein, the Bank, Fremont, and the Committee acknowledge and agree that (i) MLT is a "directed trustee" with respect to the ESOP, (ii) MLT is not making any representations or warranties with respect to the Advances or any matters related to the Advances (except as expressly stated in this Section 2.2) and MLT shall not be liable for any misrepresentations or omissions by the ESOP, the Committee, or Fremont made in connection with the Advances, (iii) MLT has no liability for the Advances or any other amounts owing under any of the Loan Documents, and (iv) MLT has no obligation to perform any of the covenants set forth in the Loan Documents except as directed by the Committee.



                             3.    CONDITIONS TO LENDING

        3.1. CONDITIONS TO CLOSING. The obligation of the Bank to make the first Advance hereunder (including the conversion of the Term Loan into an Advance) is subject to satisfaction of the following conditions precedent (which are for the Bank's benefit only, and all of which shall be satisfactory, in form and substance, to Bank, in Bank's sole discretion):



               (a) COMPLIANCE; REPRESENTATION AND WARRANTIES. The ESOP shall have complied and be in compliance in all material respects with all covenants, agreements and conditions in each Loan Document, including but not limited to this Agreement; Fremont shall have complied and be in compliance in all material respects with all covenants, agreements and conditions in the Amended and Restated Contribution and Put Agreement and every other Loan Document to which it is a party; each representation and warranty contained in each Loan Document shall be true and correct in all material respects; after giving effect to each Advance, no Event of Default or event, which with the giving of notice or the lapse of time or both, would constitute an Event of Default shall exist; all regulatory and other governmental approvals required or advisable in connection with the execution, delivery and performance of the Loan Documents by the ESOP and Fremont shall have been obtained; and the Bank shall have received certificates signed at closing by the Committee on behalf of the ESOP and Fremont with respect to the foregoing.



(b)RECEIPT OF DOCUMENTS BY THE BANK. The Bank shall have received the following:

                    (1) EVIDENCE OF AUTHORIZATION. Certified copies of all corporate or other actions taken by Fremont and the Committee (i) to authorize the Committee's or the ESOP's execution, delivery and performance of the Loan Documents and to authorize the Advances hereunder, together with such other related papers as the Bank shall reasonably require, and (ii) directing MLT as trustee on behalf of the Trust to execute and deliver the Loan Documents to the Bank.

                    (2) EVIDENCE OF FREMONT'S AUTHORIZATION. Certified copies of all corporate or other action taken by Fremont to authorize Fremont's execution, delivery and performance of the Amended and Restated Contribution and Put Agreement and any other Loan Document to which it is a party, together with such other related papers as the Bank shall reasonably require.


                    (3) LEGAL OPINIONS. Favorable written opinions of counsel for the Plan, the Committee, and Fremont which shall be addressed to the Bank and dated the date hereof, from counsel satisfactory to the Bank.


                    (4) INCUMBENCY CERTIFICATE-MLT. An incumbency certificate signed by the secretary or assistant secretary of MLT, together with the true signature of such officer or officers, upon which the Bank shall be entitled to rely conclusively until it shall have received a further certificate of the secretary or assistant secretary amending the prior certificate and submitting the signature of the officer or officers named in the new certificate.


                    (5) INCUMBENCY CERTIFICATE-FREMONT. An incumbency certificate signed by the secretary or assistant secretary of Fremont, together with the true signature of such officer or officers, upon which the Bank shall be entitled to rely conclusively until it shall have received a further certificate of the secretary or assistant secretary amending the prior certificate and submitting the signature of the officer or officers named in the new certificate.

                    (6) CERTIFICATE COMMITTEE. An incumbency certificate signed by the secretary or assistant secretary of Fremont, together with the true signatures of the representatives of the Committee, upon which the Bank shall be entitled to rely conclusively until it shall have received a further certificate of the secretary or assistant secretary amending the prior certificate and submitting the signature(s) of the representative(s) named in the new certificate.

                    (7) ARTICLES OF INCORPORATION. Copies of Fremont's articles of incorporation and bylaws, and all supplements and modifications to any of them, all certified to be true and complete by an officer of Fremont (acceptable to the Bank).


                    (8) GOOD STANDING CERTIFICATE. A good standing certificate for Fremont from the State of California, dated within 10 days of the funding (or deemed funding) of the initial Advance.


                    (9) CREDIT AGREEMENT. This Agreement, which has been duly executed and delivered by MLT for the Trust (at the written direction of the Committee), the Committee on behalf of the Plan, and Fremont.


                    (10) NOTE. The Note in the amount of the Commitment which has been duly executed and delivered by MLT for the Trust (at the written direction of the Committee), the Committee on behalf of the Plan, and Fremont, in form and substance as set forth on Exhibit I attached hereto.

                    (11) AMENDED AND RESTATED PLEDGE AGREEMENT EMPLOYER STOCK. The Amended and Restated Pledge Agreement duly executed and delivered by MLT for the Trust (at the written direction of the Committee), the Committee on behalf of the Plan, and Fremont, in form and substance as set forth on Exhibit 5 attached hereto, and the Employer Stock (described in the Amended and Restated Pledge Agreement) shall be placed on the Custodial Account (as required by the Amended and Restated Pledge Agreement).


                    (12) AMENDED AND RESTATED CONTRIBUTION AND PUT AGREEMENT. The Amended and Restated Contribution and Put Agreement which has been duly executed and delivered by Fremont, in form and substance as set forth on Exhibit 6 attached hereto.

                    (13) AMENDED AND RESTATED CUSTODIAL AGREEMENT. The Amended and Restated Custodial Agreement which has been duly executed and delivered by MLT for the Trust (at the written direction of the Committee), the Committee on behalf of the Plan, and Fremont, in form and substance as set forth on Exhibit 7 attached hereto.


                    (14) UCC-1 FINANCING STATEMENT. A UCC-1 Financing Statement relating the collateral pledged to the Bank pursuant to the Amended and Restated Pledge Agreement which has been duly executed by and delivered by MLT for the Trust (at the written direction of the Committee) and the Committee on behalf of the Plan, in form and substance acceptable to the Bank.


                    (15) OTHER DOCUMENTS. Such other certificates and documents required to be delivered pursuant hereto.

                    (16) CLOSING FEE. A closing fee in the amount of $15,000. Such fee shall be fully eamed and non-refundable regardless of whether the full amount of the Commitinent is funded.

                    (17) COSTS AND EXPENSES. Reimbursement from Fremont for all costs and expenses incurred by the Bank prior to the funding (or deemed funding, in the case of the conversion of the Term Loan into an Advance) of the initial Advance, as provided in Section 7.6 of this Agreement.

        3.2. CONDITIONS FOR ANY ADVANCE. The obligation of the Bank to make any Advance is subject to the following additional conditions precedent:


                    (a) The representations and warranties contained in herein shall be correct on and as of the date of the Advance as though made on and as of that date, no Event of Default shall have occurred (other than Events of Default that have been waived by the Bank in its sole and absolute discretion) and remain uncured;

                    (b) The Advance shall be in conformity with all borrowing procedures set forth in Section 1. 1 and elsewhere in this Agreement; and

                    (c) The Committee shall, at its sole expense, deliver or cause to be delivered to the Bank, in form and substance reasonably satisfactory to the Bank, a Request for Advance, as required by Section 1.1, certifying as to the matters set forth in Paragraphs "a" and "b" of this Section 3.2, and any non-written request for the Advance shall be deemed to be a certification by the Committee on behalf of the ESOP as to the matters set forth in Paragraphs "a" and "b" of this Section 3.2.


        3.3. RELEASE OF TERM L0AN DOCUMENTS. Upon satisfaction of all conditions precedent set forth in Section 3.1 above, all of the documents, agreements and instruments evidencing or relating to the Term Loan shall be deemed superseded in their entirety by this Agreement and the other Loan Documents and of no further force or effect, except as follows: (i) all collateral held for the Term Loan shall be collateral for the Obligations, and (ii) the UCC-1 Financing
Statement filed with the California Secretary State on July 21, 1994, as Instrument No. 94148037, shall remain in full force and effect and shall pertain the continuing security interest described herein and the other Loan Documents.



                        4. COVENANT'S OF THE COMMITTEE

        The Committee, on behalf of the Plan, agrees that, so long as any amount payable under any Loan Document (including but not limited to the Note) remains unpaid it will, or will cause the Plan or the Trust to, as applicable, do the following:



        4.1.         REPORTING REQUIREMENTS.

(a) ANNUAL FINANCIAL STATEMENTS. As soon as available but in any event within 120 days after the end of each plan year, the Committee will deliver to the Bank financial statements of the ESOP for such plan year. "FINANCIAL STATEMENTS" shall include a Statement of Net Assets Available for Plan Benefits and the Related Statements of Changes in Net Assets Available for Plan Benefits for the fiscal year and the immediately preceding fiscal year in comparative form. Financial Statements shall be in reasonable detail with appropriate notes and be prepared in accordance with generally accepted accounting principles applied on a consistent basis. Annual Financial Statements shall be certified (without any qualification except a qualification as described in Labor Regulation Section 2520.103-8, exception or limiting statement or disclosure deemed material by the
Bank) by independent public accountants of nationally recognized standing who shall be acceptable to the Bank, which acceptance shall not be unreasonably withheld.



               (b) ANNUAL DEFAULT CERTIFICATES. Each annual financial statement will be accompanied by a certificate, in the form of Exhibit 8 attached hereto, signed by an authorized representative of the Committee (acceptable to the Bank) stating whether in his opinion an Event of Default or event which with notice or lapse of time or both would become an Event of Default exists on the date of said certificate together with a statement of the details and action taken or to be taken if any Event of Default or event exists. Each annual financial statement also will be accompanied by a statement of the firm of independent public accountants which reported on statements of the ESOP to the effect that in the course of, and based solely upon, their regular audit of the financial statements of the ESOP nothing came to their attention which caused them to believe that on the date of such statements any Event of Default or event existed or, in the alternative, that an Event of Default or event existed and setting forth the details thereof.



               (C) INTERIM DEFAULT CERTIFICATE. An authorized representative of the Committee (acceptable to the Bank) will deliver to the Bank forthwith upon occurrence of any Event of Default or event which with notice or lapse of time or both would become an Event of Default a certificate stating the details and action taken or to be taken with respect thereto.



              (d) OTHER STATEMETNS AND REPORTS. Promptly following request by the Bank, the ESOP also will furnish such additional information, reports or statements as the Bank from time to time may reasonably request.


        4.2. FUNDED DEBT. The ESOP will not incur, create, assume, guarantee, extend the maturity of or suffer to exist any Funded Debt. The term "FUNDED DEBT" shall mean all indebtedness incurred through the borrowing of money or the obtaining of credit (but excluding trade credit, open accounts, daylight overdrafts and similar liabilities incurred in the ordinary course of business), as the same may properly appear on a balance sheet of the ESOP prepared in accordance with generally accepted accounting principles.



              4.3. LIENS. The ESOP will not create, assume, incur or suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of the ESOP's properties whether now owned or hereafter acquired, or upon any income or profits therefrom, or acquire any property pursuant to any conditional sale, lease purchase or other title retention agreement, provided that the mortgages, liens, and other encumbrances presently existing (as of the date of this Agreement) which are listed on Exhibit 9 hereto shall be permitted.


        4.4. SALE OF ASSETS; MAINTENANCE OF PROPERTIES. The ESOP will not sell, lease, transfer or otherwise dispose of assets during any single fiscal year
(other than in the ordinary course of the ESOP's business). The ESOP wfll maintain, preserve, and keep all its properties and assets necessary or useful in its operations in good working order and condition.



              4.5. DISSOLUTION; CONSOLIDATION: MERGER: MODIFY PLAN. The ESOP will not (a) dissolve, (b) enter into any merger or consolidation with or acquire all or substantially all of the assets of any other Person, or (c) amend or modify its plan document or trust agreement in any manner that would adversely affect its obligations under this Agreement.


              4.6. LOANS. The ESOP will not make any advance, loan or extension of credit to or become a guarantor or surety for any Person.


              4.7. ESOP EXISTENCE. The ESOP will maintain itself in good standing as a trust under the jurisdiction of its adoption, as an Employee Benefit Plan under Section 3(3) of ERISA and qualify and remain qualified as an ESOP within the meaning of Section 4975(e)(7) of the Code.


              4.8. INSURANCE. The ESOP or Fremont will maintain a fiduciary bond as described in Section 412 of ERISA.

              4.9. COMPLIANCE WITH LAWS. The ESOP will comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority to which it may be subject, including but not limited to ERISA and the Code.


              4.10. NOTICE OF MATERIAL CLAIMS AND LITIGATION. The Committee will notify the Bank within five (5) Business Days after becoming aware of the commencement of any claims (other than claims under a policy of insurance in amounts which, together with any interest accrued thereon, do not exceed the face value of such policy), actions, suits, proceedings or investigations of any kind pending or threatened against it in an amount in excess of $500,000, before any court, tribunal or administrative agency or board or which, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the ESOP's assets or materially impair the ESOP's right to carry on its activities substantially as now conducted, or which question the validity of this Agreement or the Note or any action taken or to be taken pursuant hereto or thereto.
              4.11. BOOKS AND RECORDS. The ESOP will keep adequate records and books of account in which complete and correct entries will be made in accordance with generally accepted accounting principles, reflecting all its financial transactions, and such records and books shall include such information as is reasonable and customary for an ESOP within the meaning of
Section 4975(e)(7) of the Code. Solely to provide the Bank with the requisite information to assure compliance with this Agreement, it will permit the Bank or the representative of the Bank during business hours after prior notice to examine and make copies of and abstracts from the relevant records and books of account of the ESOP, visit the offices of Fremont, and discuss the affairs, finances, assets and accounts of the ESOP with the ESOP's independent accountants and the officers holding the positions identified on the incumbency certificate delivered under Section 3.2.

              4.12. EMPLOYEE BENEFIT PLANS MATTERS. The ESOP will comply in all material respects with the provisions of ERISA and the Code to the extent applicable.

              4.13. TAXES AND CLAIMS. The ESOP will pay and discharge promptly all taxes, assessments, governmental charges, levies, and claims imposed upon it or upon its income or profits or upon any properties belonging to it, prior to the date on which penalties would be imposed, provided that the ESOP shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith and by proper proceedings and if the ESOP shall have set aside on its books and shall maintain adequate reserves for the payment of the same in conformity with generally accepted accounting principles.


              4.14. CHANGES IN TRUSTEE. The Committee will not change the trustee for the ESOP,without notifying the Bank (within 30 days of any such change).


              4.15. USE OF PROCEEDS. The ESOP shall use the proceeds of the Advances (other than the Advance representing the conversion of the Term Loan) solely for the purpose of acquiring additional shares of Employer Stock. The Obligations hereunder will be secured by a pledge (on a first priority lien basis) of Employer Stock pursuant to a pledge agreement in form and substance as set forth on Exhibit 5 hereto (the "AMENDED AND RESTATED PLEDGE AGREEMENT". The ESOP will ensure that the use of proceeds of each Advance complies with the Code. The ESOP will not use any of the proceeds of any Advances to pay for administrative or operating costs or expenses of the ESOP.

              4.16. PERFORMANCE OF LOAN DOCUMENTS; FURTHER ASSURANCES. The ESOP will duly and punctually perform each and every obligation under each Loan Document and execute and deliver all such other and further instruments, and do and perform all such further acts and things as the Bank may reasonably request to assure to the Bank the rights and benefits afforded by the Loan Documents or which are intended so to be afforded.


                                5.    DEFAULT; REMEDIES

              5.1. EVENTS OF DEFAULT; REMEDIES. The ESOP shall be in default under this Agreement and the other Loan Documents if any one or more of the following events ("EVENT OF DEFAULT") occurs and continues past any grace period applicable thereto:


               (a) PRINCIPAL OR INTEREST. The ESOP fails to pay (i) any installment of principal of the Note when it is due and payable, (ii) any interest payable on the Note within three business days following the scheduled payment date therefor, or (iii) any other amounts payable hereunder within 30 days following the respective due dates thereof (whether at maturity, by notice of intention to prepay, or otherwise).



               (b) NO NOTICE COVENANTS OR AGREEMENTS. The ESOP fails to observe or perform any covenant or agreement contained in Sections 4. 1 (a), 4. 1 (d), 4.5, 4.7, 4.9, 4.12, or 4.15 of this Agreement without regard to whether or not any notice of such failure has been given by the Bank.


               (c) NOTICE COVENANTS. The ESOP falls to observe or perform any covenant or agreement contained in any Loan Document other than those contemplated in clause (b) above for 30 days after written notice thereof has been given by the Bank specifying the default and requiring that it be remedied.


               (d)  REPRESENTATIONS   WARRANTIES,  ETC.  Any  representation  or
warranty   made  by  the  ESOP  in  any  Loan   Document  or  any  statement  or
representation made in any certificate, report or opinion delivered in connection with any Loan Document shall prove to have been incorrect in any material respect when made.


               (e) OTHER DEFAULTS. Any obligation of the ESOP to any Person becomes or is declared to be due and payable prior to its stated maturity or any event of default shall have occurred the effect of which permits payment of any such obligation to be demanded prior to its stated maturity and which would have a material adverse effect on its financial condition, business or operations.



               (f) JUDGMENTS. Any judgments against the ESOP or any judicial liens or attachments against its assets or property for amounts in excess of $500,000 in the aggregate remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of 30 days.


               (g) ERISA. If (1) the ESOP shall cease to have "qualified" status under the Code, (2) any excise tax or tax lien shall be incurred in connection with or by the ESOP resulting in material liability, (3) any claim in excess of $500,000 shall be incurred with respect to or by the ESOP other than in the ordinary operation of the ESOP, (4) any "PROHIBITED TRANSACTION" as defined by the Code or ERISA with respect to the ESOP shall have occurred resulting in material liability, (5) any material liability shall be incurred in connection with a failure to make timely reports and filings with respect to or by the ESOP, or (6) any other thing shall have occurred with respect to the ESOP, the result of which (in any one of the foregoing clauses (1) through (5), any combination of said clauses, or otherwise) (whether the liability is direct or indirect, current or deferred, fixed or contingent) is that the ESOP, in the reasonable judgment of the Bank, has or is likely to incur liabilities of $500,000 or more.


               (h) MATERIAL ADVERSE CHANGE. A material adverse change in the financial condition of the ESOP shall have occuffed or any other event or circumstance shall have occurred or otherwise exist which in the reasonable determination of the Bank, made in good faith, could have a material adverse effect on the ESOP.


               THEN, and in every such event, the Bank may (in accordance with the requirements of the Code and ERISA), in its sole discretion by written notice to the Committee, (i) terminate the Commitment (and cease making any Advances), (ii) declare the Note together with accrued interest thereon and all other amounts payable under any Loan Document to be, and the Note shall thereupon become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the ESOP, and/or (iii) enforce any and all of the Bank's rights or remedies provided by this Agreement, the Note, the Amended and Restated Pledge Agreement, the Amended and Restated Contribution and Put Agreement, or any other Loan Document, or any other rights or remedies afforded by law or in equity, all of which can be pursued independently or in any combination. The rights, powers and remedies provided for in this Agreement in favor of the Bank shall (i) not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Bank existing at law or in equity, including without limitation all of the rights, powers and remedies available to a secured creditor under the Uniform Commercial Code as in effect in California or any other appropriate jurisdiction, and (ii) be subject to the requirements of ERISA and the Code.


6. COLLATERAL; AMENDED AND RESTATED CONTRIBUTION AND PUT AREEMENT; NON-RECOURSE OBLIGATION



        6.1. PLEDGE OF EMPLOYER STOCK. Pursuant to the Amended and Restated Pledge Agreement, the Note shall be secured by a pledge of Employer Stock as described in the Amended and Restated Pledge Agreement. As of the Closing Date, the number of shares of Employer Stock pledged to the Bank is listed on the exhibit(s) attached to the Amended and Restated Pledge Agreement. The number of shares of Employer Stock which will stand as security for the Obligations hereunder may increase or decrease from time to time depending on the Advances made hereunder and the principal amount of the Advances that are repaid from time to time. So long as no Event of Default has occurred and is continuing, the Bank will release Employer Stock from its lien in accordance with the provisions of the Amended and Restated Pledge Agreement.

       6.2. AMENDED AND RESTATED CONTRIBUTION AND PUT AGREEMENT. Pursuant to an Amended and Restated Contribution and Put Agreement in form and substance as set forth on Exhibit 6 hereto (the "AMENDED AND RESTATED CONTRIBUTION AND PUT AGREEMENT"), Fremont shall, among other things, (i) agree to make annual contributions to the ESOP in an amount sufficient enough to satisfy principal, interest and other sums due with respect to the Obligations, and (ii) upon the election of the Bank after the occurrence and during the continuation of an Event of Default under this Agreement or the Amended and Restated Contribution and Put Agreement, purchase the Obligations and assume all obligations of the Bank under this Agreement and the other Loan Documents without recourse or any representation and warranty.

       6.3. NON-RECOURSE OBLIGATION. Except as specifically set forth below, the ESOP and MLT (hereinafter collectively called "Exculpated Parties") shall have no liability for the payment of principal, interest, charges or other amounts due hereunder or under any other Loan Document. Upon an Event of Default herein or in any other Loan Document, or upon acceleration of the principal balance of the Advances, the Exculpated Parties' legal responsibility for the repayment of the Obligations or for any such Event of Default shall be limited to (i) Employer Stock and other assets, if any, pledged pursuant to the Amended and Restated Pledge Agreement, (ii) any contributions (other than contributions of Employer Stock) made by the Employer (as defined in the plan) to permit the trustee of the ESOP to meet the obligations of the ESOP under this Agreement or the other Loan Documents, (iii) earnings attributable to such contributions and the investment thereof, and (iv) such other assets of the ESOP as to which recourse to repay the Obligations is not prohibited by law. This provision, limiting the liability of the Exculpated Parties, shall not limit or impair the rights of the Bank to pursue those other remedies which it may have hereunder or under any other Loan Document that are not prohibited by law, including but not limited to, the right to take possession of any collateral, or to foreclose and to sell such collateral, nor shall it impair the Bank's right to enforce liability against successors in title or assigns of the Exculpated Parties who have assumed the indebtedness evidenced hereby (so long as the exercise of any such remedies does not materially adversely affect the "exempt" status of the Obligations under the Code). Nothing herein shall be construed as altering, modifying or discharging the obligations or liabilities of Fremont under the Loan Documents or any other Person (other than the ESOP and MLT as specifically set forth above).



                                   7.    MISCELLANEOUS

        7.1. WAIVERS. No failure or delay on the part of the Bank (or any other holder of the Note) in exercising any right, power or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other further exercise thereof or the exercise of any other right, power or remedy under any Loan Document. The remedies provided under the Loan Documents are cumulative and not exclusive of any remedies provided by law.



        7.2. AMENDMENTS. No amendment, modification, termination or waiver of any Loan Document or any provision thereof nor any consent to any departure by the ESOP, the Committee, or Fremont therefrom shall be effective unless the same shall have been approved by the Bank, be in writing and be signed by the Bank and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the ESOP, the Committee, or Fremont shall entitle the ESOP, the Committee, or Fremont to any other or further notice or demand in similar or other circumstances.



       7.3. ASSIGNMENT. Each Loan Document shall bind and inure to the benefit of the ESOP, Fremont, and the Bank and their respective successors and assigns, except that the ESOP and Fremont shall not have the right to assign any of their rights or obligations under any Loan Document. Except as specifically stated in the Amended and Restated Contribution and Put Agreement (with respect to Fremont), no Person not a party to any Loan Document is intended to be benefited thereby. Notwithstanding any other provision of this Agreement or the other Loan Documents, there shall be no restrictions on the Bank's right to assign, sell, transfer, pledge or participate all or any part of the Obligations or the rights or obligations of the Bank under the Loan Documents.


       7.4. NOTICES. All notices, requests, demands, directions, declarations and other communications between the Bank, Fremont, the Committee, and the ESOP provided for in any Loan Document shall, except as otherwise expressly provided, be mailed by registered or certified mail, return receipt requested, or telegraphed, or delivered in hand or by facsimile transmission to the other party at its address indicated by its signature on the signature page hereto. The foregoing shall be effective when deposited in the mails, postage prepaid, addressed as aforesaid and shall whenever sent by telegram or delivered in hand or by facsimile transmission be effective when received. Any party may change its address by a communication in accordance herewith.


        7.5. FURTHER ASSURANCES. The ESOP, the Committee, and/or Fremont shall, at Fremont's expense and without expense to the Bank, execute and deliver such further acts and documents as the Bank from time to time reasonably requires for the assuring and confirming unto the Bank the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document. Fremont acknowledges and agrees that the expense of any of the foregoing shall be for its account.



       7.6. EXPENSES OF THE BANK. Fremont shall pay on demand all costs and expenses of the Bank in connection with the negotiation, preparation, execution, delivery, administration (exclusive of general overhead expenses), amendment, waiver and enforcement of this Agreement and any other Loan Document and any matter related thereto, and any litigation or dispute with respect thereto (including but not limited to any bankruptcy or similar proceedings), including without limitation filing fees, search fees, appraisal fees and other out-of-pocket expenses, the estimated allocated costs and expenses of in-house appraisers, legal counsel and legal staff and other professional services, and the reasonable fees and out-of-pocket expenses of any legal counsel, independent public accountants and other outside experts. With respect to any litigation, arbitration or reference between the parties hereto in connection with any Loan Document, the losing party shall pay to the prevailing party the reasonable fees and out-of-pocket expenses of legal counsel to the prevailing party in connection therewith. Fremont shall pay any and all documentary and other taxes (other than income or gross receipts taxes generally applicable to banks) and all costs, expenses, fees and charges payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify the Bank from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of the ESOP to perform any of its obligations under this Agreement or any Loan Document. Any amount payable to the Bank under this Section 7.6 shall, from the date of demand for payment, and any other amount payable to the Bank under the Loan Documents which is not paid when due or within any applicable grace period shall, thereafter, bear interest at the Default Rate.


        7.7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the ESOP, the Committee, MLT, and Fremont contained in this Agreement or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of the Plan, the Trust, the Committee, MLT or Fremont pursuant to any Loan Document, will survive the making and repayment of the Advances under this Agreement and the execution and delivery of the Note, and have been or will be relied upon by the Bank, notwithstanding any investigation made by or on behalf of the Bank.



       7.8. ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supercedes all prior agreements, written or oral, on the subject matter hereof The Loan Documents were drafted with the joint participation of the Committee (on behalf of the Plan), Fremont, MLT (on behalf of the Trust, and at the direction of the Committee), and the Bank and shall be construed neither against nor in favor of any such party, but rather in accordance with the fair meaning thereof.


       7.9. SEVERABILITY. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of such Loan Document or the enforceability of such provision in any other jurisdiction.


       7.10. TIME OF THE ESSENCE. Time is of the essence of the Loan Documents.

       7.11.  CAPTIONS.   Captions  in  the  Loan  Documents  are  included  for
convenience of reference only and shall not constitute a part of any Loan Document for any other purpose.


       7.12. KNOWLEDGE. "To the knowledge of means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable man in similar circumstances would have done) should have been known by the Person.

       7.13. USE OF DEFINED TERMS. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any number of the members of the relevant class.

       7.14. ACCOUNTING TERMS. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, general accepted accounting principles, except as otherwise specifically provided herein.

       7.15. EXHIBITS. All exhibits to this Agreement, as existing at the time of execution of this Agreement or as supplemented, modified or amended from time to time, are incorporated into this Agreement by this reference as though fully set forth herein.

        7.16. CROSS-REFERENCES. All references to specific Sections, Paragraphs, and Exhibits shall be deemed references to the Sections, Paragraphs, and Exhibits of this Agreement, unless such reference specifically or by context refers to a different document.

        7.17. COUNTERPARTS; EFFECTIVENESS: This Agreement and any amendment hereto or waiver hereof may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and any amendments hereto or waivers hereof shall become effective when the Bank shall have received counterparts signed by both parties hereto.


       7.18. GOVERNING LAW. The Loan Documents and all rights and obligations of the parties thereunder shall be governed by and be construed and enforced in accordance with ERISA, and other applicable federal laws and with the laws of California.

       7.19. VENUE: JURISDICTION: JURY TRIAL WAIVER. THE PLAN, THE TRUST, FREMONT, AND THE BANK, AND EACH OF THEM, HEREBY:


              (a) CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CALIFORNIA;

              (b) AGREE THAT THE EXCLUSIVE VENUE OF ANY PROCEEDING RESPECTING THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND OF ANY DISPUTE (INCLUDING ANY TORT CLAIMS ARISING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS) BETWEEN THE PLAN, THE TRUST, AND/OR FREMONT, ON THE ONE HAND, AND THE BANK, ON THE OTHER, SHALL BE A COURT OF COMPETENT JURISDICTION LOCATED IN LOS ANGELES COUNTY, CALIFORNIA; AND

              (c) IRREVOCABLY WAIVE THEIR RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO (INCLUDING ANY TORT CLAIMS ARISING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT), THE SUBJECT MATTER OF THE LOAN DOCUMENTS OR THE OBLIGATIONS. THE FOREGOING WAIVER OF TRIAL BY JURY IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE PLAN, THE TRUST, FREMONT AND THE BANK, AND EACH OF THEM ACKNOWLEDGES THAT NO PERSON ACTING ON BEHALF OF EITHER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE PLAN, THE TRUST, FREMONT, AND THE BANK FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE PLAN, THE TRUST, FREMONT, AND THE BANK FURTHER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE MEANING AND RAMIFICATION OF THIS PROVISION.

        IN WITNESS WHEREOF, MLT on behalf of the Trust (and at the direction of the Committee), the Committee on behalf of the Plan, Fremont, and the Bank have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.



300 Davidson Avenue, 2nd Fl.-West   MERILL LYNCH TRUST COMPANY OF
Somerset, New Jersey 08873          CALIFORNIA AS TRUSTEE FOR
Attn: Chris Rosin                           THE FREMONT GENERAL CORPORATION
Telecopier No.: 908-627-7698        EMPLOYEE STOCK OWNERSHIP TRUST


                                    By: CHRIS ROSIN
                                    __________________________________
                                    Print Name: Chris Rosin
                                    Title: Trust Officer

2020 Santa Monica Boulevard         FREMONT GENERAL CORPORATION, ON
Santa Monica, California 90404              BEHALF OF ITSELF
Attn: Wayne R. Bailey
Telecopier No.: 310-315-5594
                                    By:  WAYNE R. BAILEY
                                    ___________________________________
                                    Print Name:  Wayne R. Bailey
                                    Title: Treasurer and Chief Financial Officer


2020 Santa Monica Boulevard         COMMITTE FOR THE FREMONT GENERAL EMPLOYEE
Santa Monica, California 90404      STOCK OWNERSHIP PLAN, ON BEHALF OF THE
Attn: Wayne R. Bailey               FREMONT GENERAL CORPORATION EMPLOYEE
Telecopier No.: 310-315-5594        STOCK OWNERSHIP PLAN

                                    By:  RAYMOND G. MEYERS
                                    ____________________________________
                                    Print Name: Raymond G. Meyers
                                    Title: Member of Committee


South Bay Commercial Center         FIRST INTERSTATE BANK OF CALIFORNIA
401 East Ocean Boulevard
Suite 202
Long Beach, California 90802        BY: PERRY MORETH
                                    _____________________________________
Attn: Perry Moreth                  Print Name: Perry Moreth
Telecopier No.: 310-499-1559        Title: Vice President